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                                                                    EXHIBIT 99.1

[Global Marine Inc. logo]             [Santa Fe International Corporation logo]


FOR IMMEDIATE RELEASE
---------------------


                    GLOBAL MARINE AND SANTA FE INTERNATIONAL
                           OBTAIN UK MERGER CLEARANCE


     Houston and Dallas, TX. - October 18, 2001 - Global Marine Inc. (NYSE: GLM) and Santa Fe International Corporation (NYSE: SDC) announced today that they have obtained U.K. merger clearance. The U.K. Secretary of State for Trade and Industry has decided, on the information presented before her, and in accordance with the recommendation of the Director General of Fair Trading, not to refer the proposed merger involving Global Marine and Santa Fe International to the Competition Commission under the provisions of the Fair Trading Act 1973.

                                      ***

Houston-based Global Marine is a major international offshore drilling contractor with one of the industry's youngest, most diversified and technologically advanced drilling fleets. The company's 33 premium mobile drilling units include jackups, semisubmersibles, and dynamically positioned ultradeepwater drillships. In addition, the company is the world's leading provider of drilling management services, including turnkey and project management.

                                      ***

Santa Fe International Corporation is a leading international offshore and land contract driller. The Company owns and operates a high quality, technologically advanced fleet of 26 marine drilling rigs and 31 land drilling rigs and is a provider of drilling related services to the petroleum industry.


ADDITIONAL INFORMATION
----------------------

In connection with their proposed merger, Global Marine Inc. and Santa Fe International Corporation filed their joint proxy statement/prospectus with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, BECAUSE IT CONTAINS IMPORTANT

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INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing information about Global Marine Inc. and Santa Fe International Corporation, without charge, at the SEC's web site at www.sec.gov. Copies of the joint proxy statement/prospectus and the SEC filings that are incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to either: Investor Relations, Global Marine Inc., Michael R. Dawson,
Phone: 281-596-5809, Fax: 281-596-5163, or Investor Relations, Santa Fe International Corporation, Michelle Appleby, Phone: 972-701-7524, Fax: 972-701-7737.


PARTICIPANTS IN SOLICITATION
----------------------------

Global Marine Inc. and Santa Fe International Corporation and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the proposed merger. Kuwait Petroleum Corporation may also be deemed to be a participant in the solicitation. Information concerning Global Marine Inc.'s participants in the solicitation is set forth in Global Marine Inc.'s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 4, 2001, and information concerning Santa Fe International Corporation's and Kuwait Petroleum Corporation's participants in the solicitation is set forth in Santa Fe International Corporation's Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 4, 2001.



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Web sites: http://www.glm.com and http://www.sfdrill.com

Contacts:

For Global Marine:                            For Santa Fe International:
Investors                                     Investor Relations
Michael R. Dawson                             Michelle Appleby
Phone: 281-596-5809                           Phone: 972-701-7524

Media Contact:
Stephanie Price
Phone: 281-596-5816

Investors@glm.com                             irelations@sfdrill.com

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